EXHIBIT 10.108

                            ASSIGNMENT OF INSURANCES

                                   JACK BATES

       Reading & Bates Drilling Co., an Oklahoma corporation (hereinafter called the "Assignor"), the owner of the United States registered semi-submersible drilling unit JACK BATES (the "Rig"), in consideration of One Dollar ($1) lawful money of the United States of America and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has sold, assigned, transferred, set over, and granted a security interest, and by this instrument does sell, assign, transfer set over and grant a security interest unto Christiania Bank og Kreditkasse, a Norwegian banking corporation, acting through its New York Branch, as agent for the Lenders (as that term is defined in the Credit Agreement, as defined below) (hereinafter called the "Assignee") and unto the Assignee's successors and assigns, to it and its successors and assigns own proper use and benefit, and as collateral security for the indebtedness of the Assignor to the Lenders now or hereafter existing, all right, title and interest of the Assignor under, in and to (i) all insurances (including, without limitation, all certificates of entry in protection and indemnity and war risks associations or clubs) in respect of the Rig,whether heretofore, now or hereafter effected, and all renewals of or replacements for the same, (ii) except as hereinafter provided, all claims, returns of premium and other moneys and claims for moneys due and to become due under or in respect of said insurances, (iii) all other rights of the Assignor under or in respect of said insurances and (iv) any proceeds of any of the foregoing. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignor shall remain liable under said insurances to perform all of the obligations assumed by it thereunder and the Assignee shall have no obligation or liability (including, without limitation, any obligation or liability with respect to the payment of premiums, calls or assessments) under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which or may have been assigned to it or to which it may be entitled hereunder at any time or times.

        This Assignment is made pursuant to the Credit Facility Agreement dated as of November 16, 1995 (the "Credit Agreement") by and among (i) the Assignor and Reading & Bates Exploration Co., as joint and several borrowers, (ii) Reading & Bates Corporation, as guarantor, (iii) the Lenders (as defined therein) and (iv) the Assignee.

        The Assignor hereby constitutes the Assignee, its successors and assigns, the Assignor's true and lawful attorney, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises. Such appointment of the Assignee as attorney is irrevocable and coupled with an interest.

        The Assignor hereby covenants and agrees to procure that notice of this Assignment, in the form of Annex 1 hereto, shall be duly given to all underwriters and that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby, that it shall be obtained and evidence thereof shall be given to the Assignee, and that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to named assured or loss payees as the Assignee may require or approve including, but not limited to, those clauses set forth in Annex 1 hereto. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall show the Assignee as named assured and shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments.

        The powers and authority to the Assignee herein have been given for a valuable consideration and are hereby declared to be irrevocable.

        The Assignor agrees that at any time and from time to time, upon the written, reasonable request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably require in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

        The Assignor hereby warrants and represents that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereof of the Assignee, so long as this instrument of assignment shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances or this Assignment, or of any of the rights created by said insurances or this Assignment.

        All notices or other communications which are required to be made hereunder shall be made by airmail postage prepaid letter, telefax or by telex, confirmed by letter as follows:

        If to the Assignee:

                    Christiania Bank og Kreditkasse, acting through its New York Branch
                    11 West 42nd Street, 7th Floor
                    New York, New York 10036
                    Telex No.:  824277 CBNY UF
                    Telefacsimile No.:  (212) 827-4888


                    With a copy to:

                    Watson, Farley & Williams
                    380 Madison Avenue
                    New York, New York 10017
                    Attn:  John S. Osborne, Jr., Esq.
                    Telefacsimile No:  (212) 922-1512

        If to the Assignor:

                    c/o Reading & Bates Corporation
                    901 Threadneedle
                    Suite 200
                    Houston, Texas 77079
                    Telefacsimile No.:  (713) 496-0285

  or at such other address as any such party may designate by notice to the others.

        Any payments made pursuant to the terms hereof shall be made to such account as may, from time to time, be designated by the Assignee for distribution in accordance with the Credit Agreement.

        This Assignment shall be governed by the internal laws of the State of New York, with reference to principles of conflicts of law, and may not be amended or changed except by an instrument in writing.

        Upon the occurrence and continuance of an Event of Default under the Credit Agreement, the Assignor hereby authorizes the Assignee to execute and file Financing Statements (Form UCC-1) and amendments thereto as provided in Article 9 of the Uniform Commercial Code.

        IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed the 28th day of November, 1995.

                                            READING & BATES DRILLING CO.


                                            By:
                                                Its:

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                                                             Annex 1
                                                               to
                                                     Assignment of Insurances


                              NOTICE OF ASSIGNMENT

        Reading & Bates Drilling Co. (the "Owner"), the owner of the United States flag semi-submersible drilling unit JACK BATES (the "Rig"), HEREBY GIVES NOTICE that by an Assignment dated November __, 1995 and made between the Owner and Christiania Bank og Kreditkasse, acting through its New York Branch, as agent for itself and certain other Lenders (the "Assignee"), the Owner assigned to the Assignee all of the Owner's right, title and interest in and to all insurances and the benefit of all insurances now or hereafter taken out in respect of the Rig. This Notice of Assignment and the Loss Payable Clauses attached hereto are to be endorsed on all policies and certificates of entry evidencing such insurance.

                                            READING & BATES DRILLING CO.

                                            By __________________________
                                               Its:

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                              LOSS PAYABLE CLAUSES

                               Hull and War Risks

        Loss, if any, payable to Christiania Bank og Kreditkasse, acting through its New York Branch, as Agent for itself and certain other Lenders, for distribution by it to itself, to said Lenders and to Reading & Bates Drilling Co., Owner, as their respective interests may appear, or order, except that, unless Underwriters have been otherwise instructed by notice in writing from the Agent, in the case of any loss involving any damage to the Rig or liability of the Rig, the Underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Owner of the Rig shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges, then the Underwriters may pay the Owner as reimbursement therefor, provided, however, that if such damage involves a loss in excess of U.S.$1,000,000 or its equivalent, then the Underwriters shall not make such payment without first obtaining the written consent thereto of the Agent.

        In the event of an actual or constructive total loss or a compromised or arranged total loss or requisition of title, all insurance payment therefor shall be paid to the Agent, for distribution by it in accordance with the terms of the first preferred United States mortgage relating to the Rig.

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                            PROTECTION AND INDEMNITY

        Loss, if any, payable to Christiania Bank og Kreditkasse, acting through its New York Branch, as Agent for itself and other Lenders, for distribution by it to itself and to Reading & Bates Drilling Co., Owner, as their respective interests may appear, or order, except that, unless and until Underwriters have been otherwise instructed by notice in writing from the Agent, any loss may be paid directly to the person to whom the liability covered by this insurance has been incurred, or to the Owner of the Rig to reimburse it for any loss, damage or expenses incurred by it and covered by this insurance, provided that the Underwriters shall have first received evidence that the liability insured against has been discharged or will be discharged upon such payment.